UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2010

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On July 27, 2010, we issued 236,444 restricted shares of our common stock, par value $0.01 per share, which we refer to as the Shares, and paid an incentive fee equal to $37,515.54 and accrued and unpaid interest equal to $138,359.38, in exchange for $7,500,000 in aggregate principal amount of our operating partnership’s 4.125% Exchangeable Senior Debentures due 2026 held by Basso Holdings Ltd., a Cayman Islands exempted company, which we refer to as Basso, pursuant to an exchange agreement, dated July 27, 2010, by and among us, our operating partnership and Basso.

The Shares were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The sale of the Shares did not involve a public offering and was made without general solicitation or advertising. Basso represented that, among other things, it was knowledgeable and experienced in financial and business matters so as to be capable of evaluating the merits and risks of investment in the Shares, it was afforded full access to information regarding our business, including reports filed with the Securities and Exchange Commission, it was acquiring the Shares for its own account, it understood that the Shares are subject to restrictions on transfer and that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended.

The issuance of the Shares has not been registered under the Securities Act of 1933, as amended, or any state securities laws, and the Shares may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. Pursuant to the exchange agreement, we have agreed to register the resale of the Shares by Basso. A copy of the exchange agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On July 27, 2010, we filed a prospectus supplement and related prospectus with the Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-158958) registering the resale of the Shares. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Venable LLP, regarding the validity of the Shares.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Exchange Agreement, dated July 27, 2010, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Basso Holdings Ltd.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills
General Counsel and Assistant Secretary

Date: July 27, 2010

EXHIBITS

Exhibit Number	Description
4.1	Exchange Agreement, dated July 27, 2010, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Basso Holdings Ltd.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).